Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): June 1, 2004




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.     (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure

On June 1st, 2004,issued a press release announcing that its' CGI Communications Services, Inc.(CGI) subsidiary, has entered into a teaming and joint marketing agreement with Telemedicine Reference Center, Ltd,(TRCL) located in Dhaka, Bangladesh.


EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of June 1, 2004,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  June 1, 2004              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)

EXHIBIT  99.1

FOR  IMMEDIATE  RELEASE:     Tuesday,  June  1,  2004


Meridian Holdings' CGI Communications Services Subsidiary, Inks a Joint Marketing and Teaming Agreement with Telemedicine Reference Center Ltd.

LOS  ANGELES,  CALIF.-Meridian  Holdings,  Inc.,  (OTC  BB: MRDH; www.meho.com),
                                                                  ------------
announced today that its' CGI Communications Services, Inc.(CGI) subsidiary, has entered into a teaming and joint marketing agreement with Telemedicine Reference Center Ltd., (TRCL) located in Dhaka, Bangladesh.

Under the terms of the agreement, both companies will jointly market and promote to current and prospective customers the sale of their complementary and compatible products for use in Telehealth and Telemedicine, as well as supporting the pursuit of mutually advantageous business opportunities, in the global telemedicine arena.

TRCL specifically seeks to work with CGI in integrating and implementing the ICE software product suite in Bangladesh and other Far East countries, in order to harness the advanced efficiencies and capabilities of current medical, information, and communications technologies built into ICE Electronic Health Record and Telemedicine software, to improve the delivery and affordability of health care, both primary and specialized, in rural populations world wide. The joint team of TRCL and CGI Communications, Inc., are setting up pilot rural medical centers in Bangladesh under the "Integrated Rural Health Information
System"  (IRHIS)  project  of  TRCL  in  Bangladesh.

"After many years of research and development in telehealthcare sector, TRCL is teaming up with leading and potential technology corporations for a low-cost turn-key e-Healthcare solution for developing countries. We are very proud to be working with CGI Communications Services, Inc., whose electronic health record and associated Telehealth solutions, have greater economy through the use of low cost technology, robust and innovative software, and portability of equipment with an average turn-key end-user e-healthcare system at a cost of less than $10,000, which is a prime objective of TRCL. We project that the combined e-healthcare system of CGI Communications Services, Inc. and TRCL will be more cost-effective than many of the existing systems that are currently available, and will fit the budget of developing countries, whose need for such a solution is significant, yet limited in respective market for prohibitive cost" said Dr. Zakir, President and CEO of TRCL.

"We are enthusiastic about the potential represented in this agreement, which is designed to support classic and customized applications and create mutually advantageous business opportunities that will demonstrate the exceptional flexibility of the ICE Electronic Health Record and Telemedicine software, and Integrated Rural Health Information System (IRHIS) of TRCL among predisposed end users, especially providers of healthcare services in the developing nations," said Dr. Dike, Chairman and CEO of MRDH.

About  Telemedicine  Reference  Center  Ltd.

Telemedicine Reference Center Ltd. (TRCL) www.trclcare.com, headed by Dr. Sikder
                                          ----------------
M. Zakir, provides low-cost technological and medical solutions to healthcare organizations in developing countries and has pioneered development of international teleconsultation services in Bangladesh. TRCL is implementing an ambitious integrated rural health information system (IRHIS) in Bangladesh, where rural doctors will be provided with expert medical consultative services from capital city Dhaka (http://news.bbc.co.uk/1/hi/technology/2288619.stm).
                             -------------------------------------------------
Although it is a privately funded project, Government of the People's Republic of Bangladesh is playing a significant role in IRHIS program implementation.

Under IRHIS project, TRCL is deploying 64 rural medical centers in 64 districts of Bangladesh during first phase. Each rural center consists of a physician's practicing office, a pathology laboratory and a pharmacy retail store, which will be managed and operated under a central network system through IRHIS Portal.

About  CGI  Communications  Services,  Inc.

CGI Communications Services, Inc., with place of business located at 900 Wilshire Blvd., Suite 500, Los Angeles, California, specializes in providing cost-effective turnkey support for implementation and operation of Telemedicine and other information technology services in health care and associated environments, including providers at all levels, insurance carriers, pharmaceutical and clinical research.

CGI goal is to serve as a one-stop-shop for turnkey solutions, including hardware, software and support services, provided in the "application service model" and requiring minimal investment by the client. Current product/service lines available from CGI include:

a).      InterCare  Clinical  Explorer  (ICE),  a  product of InterCare DX, Inc.
(ICCO),- a scalable electronic medical charting and Telemedicine software solution with data-sharing capabilities, designed by clinicians and medical informatics professionals to integrate workflow, eliminate costly errors, while fulfilling all administrative, billing and compliance requirements;

b). Portable Record (PR-ICE), based on a device designed to be carried by all insured persons and incorporating biometric authentication for access to health care services and medical records; and a full menu of back-office support services to increase administrative accuracy and efficiency and

c). Patient Centric Web Portal for access to some aspect of patient medical record via secure Internet web portal, anytime anywhere.

About  InterCare  DX,  Inc.

InterCare  DX,  Inc.  an  affiliate  of  Meridian  Holdings,  Inc.(OTCBB: MRDH), developed and markets under an exclusive value-added reseller agreement with Meridian Holdings, Inc., InterCare Clinical Explorer (ICE), an innovative, robust and totally scalable Electronic Health Record and Telemedicine software application, designed to integrate every aspect of the healthcare enterprise. InterCare provides implementation and support for the ICE software product suite, which is used to document and track inpatient and outpatient diagnoses and treatment modalities in various healthcare environments, ranging from individual practices to entire hospital systems. For more information about the company and its products and services, visit www.intercare.com.
                                                    -----------------

About  Meridian  Holdings,  Inc.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation.
Learn more about the company and its affiliated entities, including CGI Communications Services, Inc. and InterCare DX, Inc. by visiting Meridian's web site at www.meho.com.


NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, without limitation, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.


CONTACT:       Dr.  Anthony  C.  Dike,     Dr.  Sikder  M.  Zakir
               +213-627-8878               +880-173-008475
               www.meho.com                www.trclcare.com
               ------------                ----------------